--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                          --------------------------


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 2, 1999


                          --------------------------


                           HORIZON PHARMACIES, INC.
            (Exact name of Registrant as specified in its charter)


--------------------------------------------------------------------------------
           DELAWARE                    000-22403                 75-2441557
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)
--------------------------------------------------------------------------------
     531 W. MAIN STREET
          SUITE 100                                                75020
       DENISON, TEXAS                                            (Zip code)
   (Address of principal
     executive offices)
--------------------------------------------------------------------------------

      Registrant's telephone number, including area code: (903) 465-2397

                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OF ASSETS

         On June 2, 1999, HORIZON Pharmacies, Inc., a Delaware corporation ("HORIZON"), entered into a Purchase Agreement with Fulton Drugs, Inc., an Ohio corporation doing business as Medicap Pharmacy and "Stark Scripts." Pursuant to the Purchase Agreement, HORIZON acquired substantially all of the assets of Fulton Drugs, Inc., consisting primarily of the marketable inventory, pharmacy files, furniture, equipment, trademarks and trade names, third party contracts and individual accounts receivable used or maintained in connection with one retail pharmacy and one Internet and mail order pharmacy located in Canton, Ohio. The consideration for the acquisition, which was determined through arms-length negotiations between the parties, consisted of: (i) $1,000,000 cash; (ii) 144,392 shares of HORIZON's common stock, par value $.01 per share; and (iii) a promissory note in the amount of $1,388,952. The source of the cash portion of the consideration was HORIZON's cash flow. HORIZON intends to continue the operations of Medicap Pharmacy under the name HORIZON Pharmacies, Inc., and HORIZON intends to continue the Internet and mail order operations of Stark Scripts under the name HorizonScripts.com.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.

         The financial statements of the acquired business will be filed by HORIZON as an amendment to this Form 8-K as soon as practicable, but in any event, not later than sixty days after the date hereof.

(b)      PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information relative to the acquired business will be filed by HORIZON as amendment to this Form 8-K as soon as practicable, but, in any event, not later than sixty days after the date hereof.

(c)      EXHIBITS.

         2.1 -- Purchase Agreement, dated June 2, 1999, by and between HORIZON Pharmacies, Inc. and Fulton Drugs, Inc.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HORIZON PHARMACIES, INC.



                                       By:  /s/ JOHN N. STOGNER
                                           ------------------------
                                           John N. Stogner
                                           Chief Financial Officer



Date: July 8 1999

                                 EXHIBIT INDEX

      EXHIBIT
      NUMBER                     EXHIBIT TITLE
      -------                    -------------
        2.1     --   Purchase Agreement, dated June 2 1999, by and between HORIZON
                     Pharmacies, Inc. and Fulton Drugs, Inc.